                                                                    EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

                            BOYD GAMING CORPORATION

                                  $200,000,000

                               OFFER TO EXCHANGE
                         9 1/4% SENIOR NOTES DUE 2009,
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
            FOR ANY AND ALL OUTSTANDING 9 1/4% SENIOR NOTES DUE 2009

                             ---------------------

              PURSUANT TO THE PROSPECTUS DATED             , 2001

--------------------------------------------------------------------------------

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          , 2001, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------
                             The Exchange Agent is:

                              THE BANK OF NEW YORK


BY REGISTERED OR CERTIFIED MAIL,                                              FOR ADDITIONAL
  HAND OR OVERNIGHT DELIVERY:                                                  INFORMATION:
      The Bank of New York            FACSIMILE TRANSACTIONS:              The Bank of New York
       101 Barclay Street                  (212) 815-6339                  Santino Ginocchietti
      Bond Redemption Unit                                               101 Barclay Street, 21W
          Lobby Level                 TO CONFIRM BY TELEPHONE:              New York, NY 10286
       New York, NY 10286                  (212) 815-6331                     (212) 815-6331
Attention: Santino Ginocchietti

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

     THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     By execution hereof, the undersigned acknowledges receipt of the prospectus
dated           , 2001 (the "Prospectus"), of Boyd Gaming Corporation, a Nevada
corporation (the "Company"), and this letter of transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer to exchange (the "Exchange Offer") an aggregate principal amount of up to $200 million 9 1/4% senior notes due 2009 that have been registered under the Securities Act of 1933, as amended (the "Exchange Notes") for any and all outstanding 9 1/4% senior notes due 2009 that we issued on July 26, 2001 (the "Old Notes"). Recipients of the Prospectus should read the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     This Letter of Transmittal is to be used by a holder of Old Notes:

     - if certificates representing tendered Old Notes are to be forwarded herewith;

     - if a tender of certificates for Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the "Exchange Offer" section of the Prospectus; or

     - if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures."

     Holders of Old Notes that are tendering by book-entry transfer to the account maintained by the Exchange Agent at DTC can execute the tender through the Automated Tender Offer Program ("ATOP") for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an "Agent's Message") to the Exchange Agent for its acceptance.

     In order to properly complete this Letter of Transmittal, a holder of Old Notes must:

     - complete the box entitled, "Description of Old Notes Tendered;"

     - if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions;

     - sign the Letter of Transmittal by completing the box entitled "Sign Here to Tender Your Old Notes in the Exchange Offer;" and

     - complete the substitute Form W-9.

     Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

     Holders of Old Notes who desire to tender their Old Notes for exchange, but:

     - such holder's Old Notes are not immediately available;

     - such holder cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent; or

     - such holder cannot complete the procedures for book-entry transfer on or prior to the Expiration Date,

must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. IN ORDER TO ENSURE PARTICIPATION IN THE EXCHANGE OFFER, OLD NOTES MUST BE PROPERLY TENDERED PRIOR TO THE EXPIRATION DATE.

     Holders of Old Notes who wish to tender their Old Notes for exchange must complete columns (1) through (3) in the box below entitled "Description of Old Notes Tendered," and sign the box below entitled "Sign Here to Tender Your Old Notes in the Exchange Offer." If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5.

     The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Old Notes previously tendered and not validly withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer.

     The undersigned hereby tenders for exchange the Old Notes described in the box entitled "Description of Old Notes Tendered" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

----------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF OLD NOTES TENDERED
----------------------------------------------------------------------------------------------------------------------
                       (1)                               (2)                    (3)                      (4)

                                                                        AGGREGATE PRINCIPAL       PRINCIPAL AMOUNT
 NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)      CERTIFICATE       AMOUNT REPRESENTED BY    TENDERED FOR EXCHANGE
           (PLEASE FILL IN, IF BLANK)                 NUMBER(S)          CERTIFICATE(S)(A)      (IF LESS THAN ALL)(B)
----------------------------------------------------------------------------------------------------------------------

                                                 ------------------------------------------------------------------

                                                 ------------------------------------------------------------------

                                                 ------------------------------------------------------------------

                                                 ------------------------------------------------------------------

                                                 ------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED
----------------------------------------------------------------------------------------------------------------------

     (A) Unless otherwise indicated in this column, any tendering holder will be deemed to have tendered the entire principal amount represented by the Old Notes indicated in the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

     (B) The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be integral multiples of $1,000. See Instruction 5.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE
    AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   DTC Book-Entry Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

   Name(s) of Registered Holders:
   -----------------------------------------------------------------------------

   Window Ticket Number (if any):
   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
   -----------------------------------------------------------------------------

   Name of Eligible Institution (as defined below) that Guaranteed Delivery:
   -----------------------------------------------------------------------------

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   DTC Book-Entry Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS OLD NOTES ACQUIRED FOR YOUR
    OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH OLD NOTES.

   Name:
   -----------------------------------------------------------------------------

   Address:
   -----------------------------------------------------------------------------

   Aggregate Principal Amount of Old Notes so Held:
   -----------------------------------------------------------------------------

     Only registered holders are entitled to tender their Old Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC's system and whose name appears on a security position listing as the record owner of the Old Notes and who wishes to make book-entry delivery of Old Notes as described above must complete and execute a participant's letter (which will be distributed to participants by DTC) instructing DTC's nominee to tender such Old Notes for exchange.

     Persons who are beneficial owners of Old Notes but are not registered holders and who seek to tender Old Notes should:

     - promptly contact the registered holder of such Old Notes and instruct such registered holder to tender on his or her behalf;

     - obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution, each an "Eligible Institution" that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act; or

     - effect a record transfer of such Old Notes from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Old Notes prior to the Expiration Date.

     See the section entitled "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus.

                       SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the aggregate principal amount of Old Notes indicated in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby sells, assigns, transfers and exchanges to, or upon the order of, the Company all right, title and interest in and to all such Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

     - deliver such Old Notes in registered certificated form, or transfer ownership of such Old Notes through book-entry transfer at the book-entry transfer facility, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's Agent, of the same aggregate principal amount of the Exchange Notes;

     - present and deliver such Old Notes for transfer on the books of the Company; and

     - receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned represents and warrants that it has full power and authority to tender, sell, assign, exchange, and transfer the Old Notes tendered hereby and that the Company will acquire good, marketable and unencumbered title to the tendered Old Notes, free and clear of all security interests, liens, restrictions, charges and encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the registration rights agreement entered into with the initial purchasers named therein on July 26, 2001 (the "Registration Rights Agreement").

     By tendering, each holder of Old Notes represents that:

     - the Exchange Notes to be acquired in connection with the Exchange Offer by the holder and each beneficial owner of the Old Notes are being acquired by the holder and each beneficial owner in the ordinary course of business of the holder and each beneficial owner;

     - the holder and each beneficial owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes;

     - the holder and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in the applicable no-action letters; see "The Exchange
       Offer -- Resales of Exchange Notes" in the Prospectus;

     - that if the holder is a broker-dealer that acquired Old Notes as a result of market making or other trading activities, it will deliver a Prospectus in connection with any resale of Exchange Notes acquired in the Exchange Offer;

     - the holder and each beneficial owner understand that a secondary resale transaction described above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K of the Securities and Exchange Commission (the "Commission");

     - neither the holder nor any beneficial owner is an "affiliate," as defined under Rule 144 of the Securities Act, of ours; and

     - in connection with a book-entry transfer, each participant will confirm that it makes the representations and warranties set forth in this Letter of Transmittal.

The undersigned has read and agrees to all of the terms of the Exchange Offer.

     The undersigned also acknowledges that the Company is making this Exchange Offer in reliance on the position of the staff of the Securities and Exchange Commission (the "Commission"), as set forth in certain interpretive letters issued to third parties in other transactions. Based on the Commission interpretations, the Company believes that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the provisions of the Securities Act) without further compliance with the registration and prospectus delivery provisions of the Securities Act; provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Notes and have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the Company does not intend to request the Commission to consider, and the Commission has not considered, the Exchange Offer in the context of an interpretive letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer holding Old Notes that were acquired for its own account as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Old Notes pursuant to the Exchange Offer, however, by so acknowledging and by delivering a prospectus in connection with the exchange of Old Notes, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. By its acceptance of the Exchange Offer, any broker-dealer that receives Exchange Notes pursuant to the Exchange Offer agrees to notify the Company before using the Prospectus in connection with the sale or transfer of Exchange Notes.

     The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Old Notes which were acquired by such broker-dealer for its own account as a result of market-making or other trading activities, for a period ending 180 days after the Expiration Date or, if earlier, when all such Exchange Notes have been disposed of by such broker-dealer. In that regard, each broker-dealer by tendering such Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, such broker-dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the broker-dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which broker-dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Old Notes properly tendered may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

     The Exchange Offer is subject to certain conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of such conditions the Company may not be required to accept for exchange, or to issue Exchange Notes in exchange for, any of the Old Notes properly tendered hereby. In such event, the tendered Old Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Issuance Instructions" below.

     Unless otherwise indicated under "Special Issuance Instructions" below, please return any certificates representing Old Notes not tendered or not accepted for exchange in the name(s) of the holders appearing under "Description of Old Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates representing Old Notes not tendered or not accepted for exchange (and accompanying documents as appropriate) to the address(es) of the holders appearing under "Description of Old Notes Tendered." In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not accepted for exchange to, the person or persons so indicated. Unless otherwise indicated under "Special Issuance Instructions," in the case of a book-entry delivery of Old Notes, please credit the account maintained at DTC with any Old Notes not tendered or not accepted for exchange. The undersigned recognizes that the Company does not have any obligation pursuant to the Special Issuance Instructions, to transfer any Old Notes from the name of the holder thereof if the Company does not accept for exchange any of the Old Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Notes.

--------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

     To be completed ONLY if (i) Exchange Notes issued for Old Notes, certificates for Old Notes in a principal amount not exchanged for Exchange Notes, or Old Notes (if any) not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue to:

Name: ---------------------------------------------------
                                    (PLEASE PRINT)

Address: ------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------
                               (INCLUDE ZIP CODE)

Taxpayer Identification or Social Security Number:

---------------------------------------------------------

     Credit Old Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

---------------------------------------------------------
                                (ACCOUNT NUMBER)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

     To be completed ONLY if the Exchange Notes issued for Old Notes, certificates for Old Notes in a principal amount not exchanged for Exchange Notes, or Old Notes (if any) not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail to:

Name: ---------------------------------------------------
                                    (PLEASE PRINT)

Address: ------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------
                               (INCLUDE ZIP CODE)

Taxpayer Identification or Social Security Number:

---------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            SIGN HERE TO TENDER YOUR OLD NOTES IN THE EXCHANGE OFFER

                      SIGNATURE(S) OF HOLDERS OF OLD NOTES

X                                                   Date:
--------------------------------------------------  --------------------------------------------------

X                                                   Date:
--------------------------------------------------  --------------------------------------------------
                SIGNATURE OF OWNER

     This Letter of Transmittal must be signed by the registered holders of Old Notes exactly as the name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered holders by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

Name(s):                                            Address:
--------------------------------------------------  --------------------------------------------------
                  (PLEASE PRINT)                                                    (INCLUDE ZIP CODE)
Capacity:                                           Telephone
--------------------------------------------------  Number: ------------------------------------------
                   (FULL TITLE)                                                    (INCLUDE AREA CODE)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 6)

Signature (s) Guaranteed by:
--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                   (TITLE OF OFFICER SIGNING THIS GUARANTEE)

--------------------------------------------------------------------------------
     (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES -- PLEASE PRINT)

--------------------------------------------------------------------------------
 (ADDRESS AND TELEPHONE NUMBER OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

Date:
---------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                               IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9
-------------------------------------------------------------------------------------------------------------------
                                        PAYOR'S NAME: THE BANK OF NEW YORK
-------------------------------------------------------------------------------------------------------------------
       SUBSTITUTE           PART 1--PLEASE PROVIDE YOUR TIN IN THE
        FORM W-9            BOX AT RIGHT AND CERTIFY BY SIGNING         ______________________________
                            AND DATING BELOW                            TIN
                                                                        (Social Security Number or
                                                                        Employer Identification Number)
                            ---------------------------------------------------------------------------------------
     DEPARTMENT OF          PART 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE (SEE
      THE TREASURY          INSTRUCTIONS)
        INTERNAL
    REVENUE SERVICE         ________________________________
                            ---------------------------------------------------------------------------------------

                            PART 3--CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                            (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
  PAYOR'S REQUEST FOR
TAXPAYER IDENTIFICATION     (2) I am not subject to backup withholding because: (a) I am exempt from backup
     NUMBER ("TIN")             withholding, or (b) I have not been notified by the Internal Revenue Service (the
   AND CERTIFICATION            "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
                            THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
                            THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACK-UP
                            WITHHOLDING.
                            SIGNATURE  _________________________________________________
                            DATE ________________
-------------------------------------------------------------------------------------------------------------------

     You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

--------------------------------------------------------------------------------

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
               "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within sixty (60) days, the Payor is required to withhold 31% of all reportable payments made to me thereafter until I provide a number.

Signature  ______________________________________ Date  ______________
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF UP TO 31% OF ANY REPORTABLE PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed if:

     - tendered Old Notes are registered in the name of the signer of the Letter of Transmittal, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions";

     - the Exchange Notes to be issued in exchange for the Old Notes are to be issued in the name of the holder; and

     - any untendered Old Notes are to be reissued in the name of the holder.

     In any other case:

     - the certificates representing the tendered Old Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder or appropriate powers of attorney, in form satisfactory to us;

     - the tendered old notes must be duly executed by the holder; and

     - signatures on the endorsement, bond power or powers of attorney must be guaranteed by an Eligible Institution.

     If the Exchange Notes and/or Old Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note registrar for the Old Notes, the signature in the Letter of Transmittal must be guaranteed by an Eligible Institution.

     Persons who are beneficial owners of Old Notes but are not the registered holder and who seek to tender Old Notes for exchange should:

     - promptly contact the registered holder of such Old Notes and instruct such registered holders to tender on his or her behalf;

     - obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by an Eligible Institution; or

     - effect a record transfer of such Old Notes from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Old Notes prior to the Expiration Date. See Instruction 6.

     DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY OLD NOTES TO THE COMPANY.

     2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR OLD NOTES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by registered holders if certificates representing Old Notes are to be forwarded herewith. All physically delivered Old Notes, as well as a properly completed and duly executed Letters of Transmittal (or manually signed facsimiles thereof) and any other required documents, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER THEREOF. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT HOLDERS USE PROPERLY INSURED REGISTERED MAIL, RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE, TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO SUCH DATE. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. THIS LETTER OF TRANSMITTAL AND OLD NOTES TENDERED FOR EXCHANGE SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE COMPANY.

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

     If a holder desires to tender Old Notes pursuant to the Exchange Offer and such holder's Old Notes are (i) not immediately available; (ii) such holder cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent prior to the Expiration Date; or
(iii) such holder cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, such holder may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures."

     Pursuant to the guaranteed delivery procedures:

     - your tender of Old Notes must be made by or through an Eligible Institution and you must properly complete and duly execute a Notice of Guaranteed Delivery;

     - on or prior to the Expiration Date, the Exchange Agent must have received from you and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Old Notes, and the principal amount of tendered Old Notes, stating that the tender is being made thereby and guaranteeing that, within three (3) business days after the date of delivery of the Notice of Guaranteed Delivery, the tendered Old Notes, a duly executed Letter of Transmittal and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

     - such properly completed and executed documents required by the Letter of Transmittal and the tendered Old Notes in proper form for transfer (or confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) must be received by the Exchange Agent within three (3) business days after the Expiration Date.

     Any holder who wishes to tender their Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the notice of guaranteed delivery relating to such Old Notes prior to 5:00 p.m., New York City time, on the Expiration Date.

     Unless Old Notes being tendered by the above-described method are deposited with the Exchange Agent, a tender will be deemed to have been received as of the date when the tendering holder's properly completed and duly signed Letter of Transmittal, or a properly transmitted agent's message, accompanied by the Old Notes or a confirmation of book-entry transfer of the Old Notes into the Exchange Agent's account at the book-entry transfer facility is received by the Exchange Agent.

     Issuances of Exchange Notes in exchange for Old Notes tendered pursuant to a notice of guaranteed delivery will be made only against deposit of this Letter of Transmittal and any other required documents and the tendered Old Notes or a confirmation of book-entry and an agent's message.

     All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Old Notes for exchange.

     3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Old Notes Tendered" above is inadequate, the certificate numbers and principal amounts of Old Notes tendered should be listed on a separate signed schedule affixed hereto.

     4. WITHDRAWAL OF TENDERS. A tender of Old Notes may be withdrawn at any time prior to the Expiration Date by delivery of written or facsimile (receipt confirmed by telephone) notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

     - specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor");

     - identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes);

     - specify the principal amount of Old Notes to be withdrawn;

     - include a statement that such holder is withdrawing his or her election to have such Old Notes exchanged;

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

     - be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Old Notes into the name of the person withdrawing the tender; and

     - specify the name in which any such Old Notes are to be registered, if different from that of the Depositor.

     The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility. All questions as to the validity of notices of withdrawals, including, time of receipt, will be determined by the Company and such determination will be final and binding on all parties.

     Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus at any time prior to the Expiration Date.

     5. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES THAT TENDER BY BOOK-ENTRY TRANSFER). Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled "Description of Old Notes Tendered," as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the holders of Old Notes unless otherwise indicated in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration or termination of the Exchange Offer.

     6. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, unless waived by the Company.

     If this Letter of Transmittal is signed by the registered holder of the Old Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless certificates for Old Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than for the registered holder thereof. Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     If this Letter of Transmittal is signed by a person other than the registered holder of the Old Notes, the certificates representing such Old Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder or appropriate powers of attorney, in any case signed by such registered holder exactly as the name(s) of the registered holder of the Old Notes appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes applicable to the exchange of the Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holders or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of Old Notes should indicate in the applicable box the name and address to which the Exchange Notes issued pursuant to the Exchange Offer and any substitute certificates evidencing the Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the Employer Identification or Social Security Number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that the Exchange Notes and the Old Notes not exchanged be credited to such account maintained at the DTC as such holder of Old Notes may designate. If no such instructions are given, such Exchange Notes and Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account listed beneath the box entitled "Description of Old Notes."

     9. IRREGULARITIES. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Old Notes that are not in proper form or the acceptance of which would, in the Company's opinion or the judgment of the Company's counsel, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Old Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company, the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability to registered holders of Old Notes for failure to give such notice.

     10. WAIVER OF CONDITIONS. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer as described under "The Exchange Offer -- Conditions to the Exchange Offer" in the Prospectus, and accept for exchange any Old Notes tendered.

     11. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a holder of Old Notes whose tendered Old Notes are accepted for exchange or such holder's assignee (in either case, the "Payee"), provide the Exchange Agent (the "Payor") with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and payments made with respect to the Old Notes may be subject to backup withholding in an amount of up to 31%. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

     - the Payee is exempt from backup withholding;

     - the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

     - the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

     If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee does not provide such Payee's TIN to the Payor within sixty (60) days, backup withholding will begin and continue until such Payee furnishes

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

such Payee's TIN to the Payor. Note: Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

     If Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part I of the Substitute Form W-9, write "Exempt" in Part 2 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Payor.

     12. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal.

     14. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     15. NO NOTICE OF DEFECT. Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

     IMPORTANT -- THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES FOR TENDERED OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

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